                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                               800-JR CIGAR, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 29, 2000
                                       OF
                             JRC ACQUISITION CORP.

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    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
TIME, ON TUESDAY, SEPTEMBER 26, 2000, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

     BY MAIL, BY HAND OR OVERNIGHT DELIVERY:                          BY FACSIMILE:
             American Stock Transfer                         (for Eligible Institutions Only)
                 & Trust Company                                      (718) 234-5001
                  59 Maiden Lane                               For confirmation telephone:
             New York, New York 10007                                 (800) 937-5449

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW.

    THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                           SHARES TENDERED
          APPEAR(S) ON SHARE CERTIFICATE(S))                 (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------
                                                                             TOTAL NUMBER
                                                                               OF SHARES
                                                              SHARE         REPRESENTED BY
                                                           CERTIFICATE           SHARE        NUMBER OF SHARES
                                                          NUMBER(S)(1)     CERTIFICATE(S)(1)     TENDERED(2)
                                                             --------------------------------------------

                                                             --------------------------------------------

                                                             --------------------------------------------

                                                             --------------------------------------------

                                                             --------------------------------------------

                                                             --------------------------------------------

                                                             --------------------------------------------
                                                          TOTAL SHARES
---------------------------------------------------------------------------------------------------------------
(1)  Need not be completed by stockholders delivering by book-entry transfer.
(2)  Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------

    This Letter of Transmittal is to be completed by stockholders of 800-JR CIGAR, Inc. if certificates for Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's message (as defined in Instruction 2 below) is utilized, if tenders of Shares are to be made by book-entry transfer to the account maintained by the American Stock Transfer & Trust Company as Depositary (the "Depositary") at a Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in "THE OFFER, Section 3--Procedure for Tendering Shares" of the Offer to Purchase). Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver shares are referred to herein as "Certificate Stockholders."

    Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in "THE OFFER, Section 3--Procedure for Tendering Shares" of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in "THE OFFER, Section 1--Terms of the Offer" of the Offer to Purchase) or who cannot comply with the book-entry transfer on a timely basis may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth in "THE OFFER, Section 3--Procedure for Tendering Shares" of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                          SPECIAL TENDER INSTRUCTIONS

/ / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNTS MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER:

     Name of Tendering Institution:_____________________________________________

     Account Number:____________________________________________________________

     Transaction Code Number:___________________________________________________

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GURANTEED DELIVERY):

     Name(s) of Registered Owner(s):____________________________________________

     Window Ticket Number (if any):_____________________________________________

     Date of Execution of Notice of Guaranteed Delivery:________________________

     IF DELIVERY IS BY BOOK-ENTRY TRANSFER:

     Name of Institution which Guaranteed Delivery:_____________________________

     Account Number:____________________________________________________________

     Transaction Code Number:___________________________________________________

/ / CHECK HERE IF TENDER IS BEING MADE PURSUANT TO LOST OR MUTILATED SECURITIES. SEE INSTRUCTION 10.

                     PLEASE READ THE INSTRUCTIONS SET FORTH
                    IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to JRC Acquisition Corp. ("Purchaser"), a Delaware corporation, the above-described shares of common stock, par value $0.01 per share (the "Shares"), of 800-JR CIGAR, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase outstanding Shares at a price of $13.00 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 29, 2000, receipt of which is hereby acknowledged and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but the undersigned further understands that any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after August 29, 2000 (collectively, "Distributions") and irrevocably constitutes and appoints the Depositary the true and lawful Agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares and all Distributions for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

    The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney-in-fact and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby and all Distributions which have been accepted for payment by the Purchaser prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of the stockholders (whether annual or special and whether or not an adjourned meeting). This proxy and power of attorney is coupled with an interest in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares and all Distributions by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other power of attorney, proxy and consent granted by the undersigned at any time with respect to such Shares and all Distributions and no subsequent powers of attorney, proxies, consents or revocations will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for the Shares to be validly tendered pursuant to the Offer, immediately upon the Purchaser's acceptance of such Shares and all Distributions for payment the Purchaser or its designee must be able to exercise full voting rights with respect to such Shares and all Distributions including, without limitation, voting at any meeting of the stockholders then scheduled.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and all Distributions tendered hereby, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and all Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer promptly to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from such purchase price, the amount or value thereof, as determined by Purchaser in its sole discretion.

    No authority herein conferred or agreed to be conferred shall be affected by, and such authority shall survive the death or incapacity of the undersigned, and any obligation of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in "THE OFFER,
Section 4--Withdrawal Rights" of the Offer to Purchase, the tender of Shares hereby made is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "THE OFFER, Section 3--Procedure for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance for payment of such Shares will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that the boxes entitled Special Payment Instructions and Special Delivery Instructions are both completed, please issue the check for the purchase price and/or issue any certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver said check and/or return any such certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares accepted for payment is to be issued in name of someone other than the undersigned and/or if certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.

  Issue check and/or Share certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

 _______________________________________________________________________________
   / / Credit unpurchased shares delivered by book-entry transfer to the Book-Entry Facility account set forth below:

  ____________________________________________________________________________
                                (ACCOUNT NUMBER)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Mail check and/or Share certificates to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

-----------------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT

                              HOLDER(S) SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

  ____________________________________________________________________________
   SIGNATURE(S) OF HOLDER(S)
   __________________________________________________________________________

  Dated: _____________, 2000

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)

  Name of Firm _______________________________________________________________

  Capacity (full title) ______________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________

  Taxpayer Identification or Social Security Number __________________________
                                                   (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature _______________________________________________________

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Title ______________________________________________________________________

  Name of Firm _______________________________________________________________

  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________

  Dated ______________, 2000
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal
(a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) tendered herewith and such registered holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set in "THE OFFER, Section 3--Procedure for Tendering Shares" of the Offer to Purchase. Share certificates evidencing all physically tendered Shares or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as this Letter of Transmittal or facsimile thereof, properly completed and duly executed with any required signature guarantees or an Agent's Message and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date.

    Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "THE OFFER,
Section 3--Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary on or prior to the Expiration Date and (iii) the Share certificates or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as a Letter of Transmittal, properly completed and duly executed with any required signature guarantees (or a facsimile thereof, properly completed and duly executed with any required signature guarantees or an Agent's Message), and all other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq National Market is open for business.

    If Share certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

    THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal or facsimile thereof, waive any right to receive any notice of acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the Share certificate numbers with respect to such Shares should be listed on a separate schedule and attached hereto.

    4. PARTIAL TENDERS. (APPLICABLE TO HOLDERS OF SHARE CERTIFICATES ONLY). If fewer than all the Shares evidenced by any Share certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS; WIRE TRANSFERS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or Share certificates for Shares not accepted for payment or not tendered are to be issued in the name of or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or the Dealer Manager, at their respective addresses or telephone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

    9. SUBSTITUTE FORM W-9. Under the United States federal income tax law, unless an exemption applies under the applicable law and regulations, 31% of certain payments to a stockholder or other payee pursuant to the Offer must be withheld unless the stockholder or other payee provides his or her taxpayer identification number ("TIN") (generally, the stockholder's employer identification number or social security number) on the Substitute Form W-9 to the Depositary and certifies that such number is correct. Certain stockholders (including, among others, all corporations and certain foreign stockholders) are not subject to these backup withholding and information requirements. In order for a foreign stockholders to qualify as an exempt recipient, that stockholder should submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Such statements can be obtained from the Depositary. Failure to provide the information on the form may subject tendering stockholders to 31% backup withholding tax on the payment of the purchase price pursuant to the Offer.

    10. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Company's transfer agent, American Stock Transfer & Trust Company. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR FACSIMILE HEREOF OR AN AGENT'S MESSAGE TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax law, a stockholder that is a United States person (other than an "exempt recipient") whose tendered Shares are accepted for purchase is required to provide the Depositary (as payer) with such stockholder's correct taxpayer identification number on Substitute Form W-9 below. If such stockholder is an individual, the taxpayer identification number is his social security number. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding tax of 31%.

    Certain stockholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding tax and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit an Internal Revenue Service
Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding tax applies, the Depositary is required to withhold 31% of certain payments made to the stockholder. Backup withholding tax is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding tax with respect to payment for Shares purchased pursuant to the Offer, the stockholder must provide the Depositary with his or her correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct and that (1) such stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding tax as a result of failure to report all interest or dividends or
(2) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to backup withholding tax.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of such stockholder. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

----------------------------------------------------------------------------------------------------------------------
                                PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
----------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                        PART 1--PLEASE PROVIDE YOUR TIN IN THE
FORM W-9                          BOX AT RIGHT AND CERTIFY BY SIGNING AND
DEPARTMENT OF THE TREASURY        DATING BELOW                                           __________________
INTERNAL REVENUE SERVICE                                                               Social Security Number
                                                                                       (If awaiting TIN write
                                                                                           "Applied For")
                                                                                                 OR
                                                                                        ____________________
                                                                                   Employer Identification Number
                                                                                       (If awaiting TIN write
                                                                                           "Applied For")
                                  -------------------------------------------------------------------------
                                  PART 2--For payees exempt from backup withholding tax, see the enclosed GUIDELINES and complete as instructed therein.
                                  -------------------------------------------------------------------------
PAYER'S REQUEST FOR               PART 3--CERTIFICATION--Under penalties of perjury, I certify that:
TAXPAYER IDENTIFICATION           (1)  The number shown on this form is my correct Taxpayer Identification
NUMBER ("TIN")                         Number (or I am waiting for a number to be issued for me), and
                                  (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                       (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                  -------------------------------------------------------------------------
                                  CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed GUIDELINES).

                                  SIGNATURE ____________________________ DATE ____________________________, 2000
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING TAX OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE, THIS LETTER OF TRANSMITTAL AND OTHER TENDER OFFER MATERIALS MAY BE DIRECTED TO THE INFORMATION AGENT AS SET FORTH BELOW:

                    THE INFORMATION AGENT FOR THE OFFER IS:
                             D.F. KING & CO., INC.
                                77 Water Street
                              New York, N.Y. 10005
                    Banks and Brokerage Firms, Call Collect:
                                 (212) 269-5550
                          All Others, Call Toll Free:
                                 (800) 269-6427

                      THE DEALER MANAGER FOR THE OFFER IS:
                          FIRST UNION SECURITIES, INC.
                                Riverfront Plaza
                              901 East Byrd Street
                            Richmond, Virginia 23219
                                 (804) 782-3411